                                                                     EXHIBIT 4.4


   NUMBER                                                           SHARES
                           [Image of Printing Press]
   PC
                             PRESSTEK, INC.                   CUSIP 741113 10 4
COMMON STOCK      INCORPORATED UNDER THE LAWS OF DELAWARE      SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT



is the owner of


         FULLY PAID AND NON-ASSESSABLE SHARES OF $.01 PAR VALUE EACH OF
                              THE COMMON STOCK OF

PRESSTEK, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
     This Certificate is not valid until countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers

Dated:



                                    PRESSTEK, INC.

                                      CORPORATE
                                        SEAL
                                        1987

                                      DELAWARE



       [Signature]                                   [Signature]


       Secretary                           President and Chief Executive Officer




Countersigned:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY
            (Jersey City, New Jersey)  Transfer Agent

By

                            Authorized Signature



                           AMERICAN BANK NOTE COMPANY

                                 PRESSTEK, INC.

     The Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    as tenants in common           UNIF GIFT MIN ACT       Custodian
                                                              ------------------
TEN ENT  - as tenants by the entireties                      (Cust)     (Minor)
JT TEN   - as joint tenants with right                       under Uniform Gifts
           of survivorship and not as                             to Minors
           tenants in common                                 Act _______________
                                                                    (State)

    Additional abbreviations may also be used though not in the above list.

For value receive, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------__________________________________________

________________________________________________________________________________

Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated, ________________________________


                                       _________________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL
BANK OR TRUST COMPANY OR A MEMBER OF A NATIONAL
SECURITIES EXCHANGE.


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.